UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 10, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2012, Heckmann Corporation (the “Company”) appointed Jay Parkinson to the positions of Executive Vice President and Chief Financial Officer.

Prior to joining the Company, Mr. Parkinson, age 37, worked in the Energy Investment Banking Group at Jefferies & Company, Inc. (“Jefferies”), since January 2006, most recently as a Managing Director. From June 2003 to December 2005, Mr. Parkinson worked in the Investment Banking Group at Johnson Rice & Company L.L.C., most recently as a Vice President. Mr. Parkinson received his Bachelor of Arts degree in History from Georgetown University in 1997, his Master of Science degree in International Relations from the London School of Economics and Political Science in 1999 and his Masters of Business Administration from the Tulane University’s A.B. Freeman School of Business in 2003.

Mr. Parkinson’s initial annual base salary as Executive Vice President and Chief Financial Officer will be $400,000. Mr. Parkinson will be entitled to a one-time cash bonus of $300,000 upon the closing of the merger of Badlands Energy, LLC, doing business as Power Fuels, with and into a wholly-owned subsidiary of the Company (the “Power Fuels Merger”). Mr. Parkinson was granted an option (the “Option”) pursuant to the Company’s 2009 Equity Incentive Plan (the “Plan”) to purchase 300,000 shares of the Company’s common stock at a price equal to the fair market value of the Company’s common stock on September 10, 2012, the date of grant. The Option will vest over a three-year period at the rate of 33-1/3% upon the first anniversary of the date of grant and 1/36 per month during the succeeding 24-month period, subject to the terms of the applicable grant agreement and Mr. Parkinson’s continued employment through each respective vesting date. In addition, Mr. Parkinson received a grant of 200,000 shares of restricted stock pursuant to the Plan, which will vest in full on September 10, 2015, the third anniversary of the grant date. The Option and the shares of restricted stock are subject to the terms and conditions of the Plan and the applicable grant agreements. Mr. Parkinson will also be entitled to participate in all other benefit plans generally provided to senior executives of the Company.

Jefferies and its affiliates have performed and continue to perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates, for which they have received or may receive customary fees. During 2012, Jefferies has been engaged to act as the Company’s financial advisor in connection with the Power Fuels Merger, and Jefferies will receive an aggregate fee of $5 million for its services, substantially all of which is payable contingent upon consummation of the Power Fuels Merger. The bonus that Mr. Parkinson may receive from the Company upon completion of the Power Fuels Merger is unrelated to such engagement. In addition, Jefferies acted as an underwriter in connection with a public offering of the Company’s common stock that closed in March 2012, and as an initial purchaser in a private placement pursuant to Rule 144A under the Securities Act of the Company’s 9.875% Senior Notes due 2018 that closed in April 2012, for which Jefferies received fees of $1.5 million and $2.7 million, respectively. In each engagement, Jefferies also is or was entitled to be reimbursed for expenses incurred, and the Company agreed to indemnify Jefferies against certain liabilities arising out of or in connection with the services rendered by Jefferies under such engagement. Jefferies may in the future provide additional financial and advisory services to the Company and may receive fees for the rendering of such services.

W. Christopher Chisholm, the Company’s current Executive Vice President and Chief Financial Officer, will remain with the Company as an executive and, upon closing of the Power Fuels Merger, is expected to continue to serve as Executive Vice President and Chief Financial Officer of the Company’s newly-created Fluids Management Division, which will include Power Fuels.

Item 8.01	Other Events

The information set forth in Item 5.02 of this Current Report on Form 8-K related to the appointment of Mr. Parkinson as the Company’s Executive Vice President and Chief Financial Officer is hereby incorporated by reference in this Item 8.01.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the United States Securities Exchange Act of 1934, as amended. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, without limitation, forecasts of growth, revenues, earnings, EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Thermo Fluids Inc.; whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in Heckmann Corporation’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and its Current Report on Form 8-K filed on April 10, 2012, as well as the Company’s other reports filed with the United States Securities and Exchange Commission (the “SEC”) and are available at http://www.sec.gov/ as well as the Company’s website at http://heckmanncorp.com/. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

With respect to the proposed merger of Badlands Energy, LLC (“Power Fuels”) with and into a subsidiary of the Company (the “Merger”), important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of the Company and Power Fuels to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to the Company or Power Fuels; failure to receive the approval of the stockholders of the Company for the issuance of stock for the transaction; and difficulties in connection with the process of integrating the Company and Power Fuels, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that the Company intends to file with the SEC in connection with the proposed Merger.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

None of the Company, Power Fuels or the combined company are responsible for updating the information contained in this document beyond the publication date.

Important Additional Information

This communication does not constitute a solicitation of any vote or approval. The proposed Merger between the Company and Power Fuels will be submitted to the stockholders of the Company in order to obtain approval for the issuance of stock as required by the listing standards of the New York Stock Exchange. In connection with the proposed Merger, the Company will file with the SEC a proxy statement to be used to solicit the required approval of its stockholders. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement will be sent to stockholders of the Company seeking their approval of the proposed stock issuance in connection with the Merger. Interested parties, investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed by the Company with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by contacting the Company’s Investor Relations at (212) 481-2050 or by accessing the Company’s investor relations website at www.heckmanncorp.com.

The Company and its respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about these persons is set forth in the Company’s proxy statement relating to its 2012 Annual Meeting of Stockholders as filed with the SEC on March 27, 2012, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Stockholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: September 14, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer